                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                          PURSUANT TO SECTION 13 OR 15(d)
                                                      of the
                                          SECURITIES EXCHANGE ACT OF 1934

                                  Date of Event Requiring Report: August 18, 2005

                                               SOLAR ENERGY LIMITED
                              (Exact name of registrant as specified in its charter)

                                                     DELAWARE
                          (State or other jurisdiction of incorporation or organization)

                        000-30060                                                 76-0418364
                 (Commission File Number)                            (IRS Employer Identification Number)

                                      Peter Tsaparas, Chief Executive Officer
                     145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
                                      (Address of principal executive offices)

                                                   (604) 669-4771
                                (Registrant's telephone number, including area code)

                    2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2
                           (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 18, 2005, Solar Energy Limited (“Company”) entered into and completed a Stock Purchase Agreement (“Agreement”) with D2Fusion Inc. (“D2Fusion”) and Russ George, the sole shareholder of D2Fusion (“Seller”) in connection with the Company’s acquisition of 100% of D2Fusion’s issued and outstanding stock.

Pursuant to the agreement, the Company acquired 100% of the common stock of D2Fusion for a purchase price of two million dollars ($2,000,000) in the form of a convertible debenture. The convertible debenture has a 5 year term, bears interest at 5% (payable in only in the event that D2Fusion realizes net income from operations) and is convertible into the Company’s shares at 10% below market, not to exceed one dollar ($1.00), through the remaining term of the debenture. The agreement commits the Company to arrange financing of not less than $2,200,000 and, within six (6) months of the agreement, cause D2Fusion to have direct access to the public capital markets for the purpose of raising additional capital in excess of the Company’s financing obligations. Should the Company fail to arrange the required financing within twelve months of the agreement, Russ George has the right to redeem the shares of D2Fusion in exchange for canceling any amounts due to him pursuant to the debenture and the Company has the right to redeem the debenture in exchange for returning the D2Fusion shares to Mr. George.

Item 7.01 Regulation FD Disclosure

The information contained herein includes the Stock Purchase Agreement dated August 18, 2005 between the Company, D2Fusion and Russ George attached as Exhibit 10, and a press release dated August 19, 2005 announcing the acquisition of D2Fusion attached as Exhibit 99, both of which are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Pro forma financial statements will be filed by amendment to this Form 8K within the time permitted by the rule.

(c)     The following exhibit is included:

Exhibit No.       Page No. Description

10                             4    Stock  Purchase  Agreement  dated  August 18,  2005  between  the  Company  and
                                    D2Fusion (the attached does not contain all referenced exhibits).

99                             38   Press Release dated August 19, 2005 announcing the acquisition of D2Fusion.
Attached 10
Attached 99

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited Date

By: /s/ Peter Tsaparas

        August 19, 2005

Name: Peter Tsaparas
Title:
Chief Executive Officer